Goldman Sachs Funds


INTERNATIONAL EQUITY FUND       Semi-Annual Report July 31, 1998

                                Long-term capital growth potential

[GRAPHIC]                       through investments in equity markets

                                located around the world.

                                                                        Goldman
                                                                        Sachs

GOLDMAN SACHS INTERNATIONAL EQUITY FUND


Fund Basics
as of July 31, 1998


Assets Under Management
    $1.1 Billion


Number of Holdings
     68


NASDAQ SYMBOLS

Class A Shares

    GSIFX


Class B Shares

    GSEBX


Class C Shares

    GSICX


Institutional Shares

    GSIEX


Service Shares

    GSISX


Mutual funds, annuities, and
other investment products:

 . are not FDIC insured;

 . are not deposits or obligations
  of, or guaranteed by, any
  financial institution;

 . are subject to investment risks,
  including possible loss of the
  principal amount invested.


--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

January 31, 1998-            Fund Total Return          FT/S&P ActuariesEurope
July 31, 1998                (based on NAV)/1/          and Pacific Index /2/
--------------------------------------------------------------------------------
Class A                            15.72%                        10.40%
Class B                            15.43%                        10.40%
Class C                            15.44%                        10.40%
Institutional                      16.07%                        10.40%
Service                            15.83%                        10.40%
--------------------------------------------------------------------------------
/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.
/2/ The FT/S&P Actuaries Europe and Pacific Index (EuroPac) is a market capitalization-weighted composite of approximately 1,500 stocks from 20 countries in the Europe and Asia-Pacific region. EuroPac is calculated on both a hedged and unhedged basis. From the inception of the Fund until 8/31/94, the Fund was managed using the hedged EuroPac as a benchmark, after which the unhedged EuroPac was used. The combined benchmark reflects this weighting. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

--------------------------------------------------------------------------------
SEC TOTAL RETURN
--------------------------------------------------------------------------------

For the period
ended 7/31/98     Class A     Class B     Class C   Institutional   Service
--------------------------------------------------------------------------------
Last 6 Months/3/   9.33%       10.43%      14.44%     16.07%         15.83%
One Year/4/        0.58%       0.59%       N/A        7.11%          6.59%
Five Years/4/      11.52%      N/A         N/A        N/A            12.86%
Since Inception    11.88%/4/   11.55%/4/   7.52%/3/   16.49%/4/      13.06%/4,5/
                  (12/1/92)    (5/1/96)   (8/15/97)   (2/7/96)      (12/1/92)
--------------------------------------------------------------------------------
/3/ The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 7/31/98 was $24.31 and represents the NAV plus the maximum sales charge of 5.5%.
/4/ The SEC Average Annual Total Return is determined by computing the annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects sales charges.
/5/ Performance data for Service shares prior to 3/6/96 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the International Equity Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Services shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

--------------------------------------------------------------------------------
TOP 10 COMPANY HOLDINGS AS OF 7/31/98
--------------------------------------------------------------------------------
                      % of Total
Company Holding       Net Assets   Country        Line of Business
--------------------------------------------------------------------------------
Securitas AB            3.9%       Sweden         Security Services
VNU                     3.8%       Netherlands    Publishing
Bank of Ireland         3.6%       Ireland        Banking
Telecom Italia Mobile   3.6%       Italy          Utility
Adecco SA               3.6%       Switzerland    Business Services
Aegon NV                3.5%       Netherlands    Insurance & Financial Services
Foreningsparbanke       3.5%       Sweden         Banking
Rentokil Initial PLC    3.0%       United Kingdom Business Services
Henkel KGAA-Vorzug      2.9%       Germany        Chemicals
Societe Generale        2.9%       France         Financial Services
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Market Overview


Dear Shareholder,

During the period under review, Europe's economic recovery continued, enabling its markets to maintain their positions as international performance leaders. Conversely, markets in Japan and Asia floundered amid dismal economic growth prospects.


 . Review: Europe's Markets Dominate -- Asian market turbulence and some profit taking in April had little impact on the performance of European stocks during the review period. Consolidation and merger and acquisition activity primarily drove the market, while converging European interest rates further abetted performance.

       In Japan, government-announced measures designed to prevent further deterioration of the economy briefly lifted low-priced stocks. In the weeks that followed, expectations for additional fiscal stimulus policy packages helped support the market intermittently. By period end, though, negative news on corporate fundamentals outweighed the market, causing its retreat.

       In Asia, renewed investor interest caused markets to rally in February. The rally, though, was brief. In the remaining months of the period, Asia's economies became further mired in recession in the wake of continuing regional political instability and a weakening Japanese economy.

 . Outlook: Europe's Prospects Are Good; Asia and Japan Require a Longer Term
  Perspective -- Prospects for European stocks are good. Corporate restructuring is presently generating strong earnings, and we believe there will be considerable pre- and post-monetary union merger and acquisition activity as companies seek critical mass in a single market. Additionally, under-funded pension systems have prompted European governments to advocate investment in mutual funds for retirement. At the same time, European equity supply is tightening as more companies participate in share buyback programs. Combined, these two factors bode well for European stocks.

       In Japan, corporate earnings for the fiscal year ended March 1998 came in lower than anticipated due to the rapid slowdown in the domestic economy and the deterioration of the Asian economies late in the year. Although the near term earnings outlook does not look promising, we expect profit levels to edge up in the second half of the year --especially for electronics-related companies, given the expected recovery of the personal computer. We are less sanguine about domestic demand-related stocks, however, for we believe strong recovery in the domestic market is not yet in the offing.

       Finally, we intend to keep a close eye on markets in Asia. Although we expect that the pace of bankruptcy and balance sheet restructuring will increase -- which is positive for the region in the long term -- Japan's weakening yen is a near-term negative for Asia's currencies and markets.

  We encourage you to maintain your diversified, long-term investment program, and look forward to serving your investment needs in the years ahead.

  Sincerely,

  /s/ David B. Ford                            /s/ John P. McNulty

  David B. Ford                                John P. McNulty
  Co-Head,                                     Co-Head,
  Goldman Sachs Asset                          Goldman Sachs Asset
  Management International                     Management International


  August 31, 1998

GOLDMAN SACHS INTERNATIONAL EQUITY FUND


Performance Overview


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs International Equity Fund for the six-month period ended July 31, 1998.


  Performance Overview

  Over the six-month period ended July 31, 1998, all of the Fund's shares easily outperformed the 10.40% return of the Fund's benchmark, the FT/S&P-Actuaries Europe & Pacific (Europac) Index (unhedged). Additionally, all of the Fund's share classes outperformed the 14.60% cumulative total return of its peers, as represented by the Lipper International Funds peer group average.

  The Fund's strong performance versus the benchmark during the fiscal period can be attributed primarily to successful stock selection across regions, as well the Fund's overweight position in Europe.


  Regional Allocations

  During the period under review, the Fund maintained an overweight position in Europe versus the benchmark. The presence of trends and events -- including good economic growth --contributed to a strong market in this region. Conversely, the Fund was underweight in Asia and Japan. In Asia, we chose to concentrate the Fund's holdings in Australia and New Zealand, which remain more resilient to ongoing economic problems in other countries within the region. In Japan, an unfavorable earnings outlook prompted us to maintain an underweight position throughout the period.


  Portfolio Highlights

 . Securitas (Sweden) -- A pan-European security services company, Securitas has demonstrated strong cash generation and earnings growth due to good underlying structural demand for increasingly sophisticated, higher value-added security services. Moreover, the company has the advantage of operating in a highly fragmented marketplace, providing significant reinvestment opportunities through acquisition.

 . VNU (The Netherlands) -- VNU, a Dutch publishing company, is benefiting from particularly strong cash generation in its core domestic regional newspaper and consumer magazine business franchises. Moreover, management has proved itself adept at reinvesting these cash flows into areas of similarly strong franchise value -- most notably in marketing information services in Europe and the U.S. and, more recently, in the publication of "yellow pages" telephone directories following the acquisition of ITT World Directories. These recent diversifications confer greater visibility and lower cyclicality of earnings going forward.

 . SMC Corp. (Japan) -- SMC's management has implemented a strategy that is focused on expanding its global sales network, a move that has already contributed to the company's rising market share in the business of manufacturing pneumatic control devices.

 . Nintendo (Japan) -- Nintendo, one of the largest video game manufacturers in the industry, has the potential to demonstrate strong earnings growth over the next few years as new games software for the company's Nintendo-64 platform and for its portable Game Boy is introduced.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

              INVESTMENT
              PROCESS OVERVIEW

              The results of our bottom-up
              stock selection process are
              enhanced by a top-down
              review of our regional market
              views and the views of the
              quantitative research team.


[SIDE ARROW]  Regional Portfolio
               Management Team

              Stock Selection
              by Region:

              . Expected
                Stock Returns

              . Expected
                Market Returns

              . Earnings
                Momentum

              . Economic and
                Political Risks

[SIDE ARROW]    Quantitative
               Research/Asset
              Allocation Team

              Proprietary
              Models:

              . Expected
                Country Returns

              . Regional
                Optimization

[SIDE ARROW]    Portfolio
                Construction

                [DOWN ARROW]

              . Risk Control BARRA

              . Currency
                Management

                [DOWN ARROW]

                  Optimal
                 Portfolio


 . Yamanouchi Pharmaceutical (Japan) -- Management at Yamanouchi, the developer of the anti-ulcer drug famotidine, has grown more focused on improving the company's returns on capital. Further adding to the attractiveness of the company is the fact that Yamanouchi is currently in the process of developing several new drugs with global potential.


  Key New Acquisitions

 . Alcatel Alsthom (France) -- Alcatel is one of the few global suppliers of telecommunications equipment, with the necessary technical and marketing expertise to build global end-to-end telecom networks. Alcatel is particularly well positioned to benefit from the rapid expansion in data traffic due to the company's key strengths in synchronous optical and microwave transmission, fixed and wireless local loop access, and narrowband and broadband switching, combined with its franchise of over 200 million of the world's installed telephone lines.

 . Benckiser NV (The Netherlands) -- Benckiser is one of the world's leading manufacturers of household detergents and cleaning agents. The company focuses its business predominantly on premium niche product areas such as dishwashing tablets and laundry additives, which are some of the most rapidly growing areas of the industry. The company is the most cash generative in its sector, producing the highest returns on investment among both its U.S. and European peers.


  Portfolio Outlook

  We maintain our positive outlook on the European markets, primarily due to good underlying economic growth underpinned by a consumer-led recovery and strong corporate earnings growth. Moreover, among European companies, the focus on corporate restructuring and unlocking shareholder value shows no signs of abating. In selecting investments for the Fund, we intend to continue to target those businesses with solid franchise value, strong cash generation and reinvestment opportunities. In Japan, a lackluster earnings outlook, particularly when compared with continental Europe, prevents us from strongly overweighting the region. However, valuation arguments are in favor of Japan and have therefore led us to slightly underweight this position. Near term, we intend to keep a close eye on markets in Asia. Although we have seen some countries make progress with the implementation of bank restructuring and bankruptcy legislation, the economic weakness of Japan has again subjected regional currencies to considerable pressure. This will likely result in continuous volatility in the markets. We intend to maintain our defensive investment stance, focusing on companies with strong balance sheets and dominant business franchises.

  We thank you for your investment and look forward to your continued confidence.


  Goldman Sachs International Equity Investment Team

  August 31, 1998

GOLDMAN SACHS INTERNATIONAL EQUITY FUND


An Action Plan for Volatile Markets


When fear and uncertainty temporarily take hold of global markets, you can gain a greater sense of control over your own investment portfolio by making sound decisions. Whether you are a seasoned investor or a market neophyte, the following thoughts are intended to help you maintain some perspective during these volatile market times.


        Remember the factors

        you considered when you first

        began investing: your long-term

        objectives, time horizon, risk

        tolerance and financial needs.


Stay on Course

Don't let market directions dictate your investment decisions --avoid the common mistake of basing decisions on emotions or uncertainty. Remember the factors you considered when you first began investing: your long-term objectives, time horizon, risk tolerance and financial needs.


Stay Diversified

Global diversification is one of the best defenses against uncertain markets. Because the world's countries have varying economies, growth rates and stages of development, they tend to offer strong performance at different times. Diversifying among equity markets enables you to capture a wide range of opportunities and seek maximum risk-adjusted returns.


Stay Invested

Investors often redeem at market lows because of concern or lack of information--and negatively impact their longer-term returns. With stock investing, the longer your holding period, the greater the likelihood of positive returns.


Consult Your Financial Advisor

Market declines provide a good opportunity to touch base with your advisor, gain confirmation that you are properly diversified and assess whether any recent life events necessitate a change in asset allocation policy.


For More Information

Goldman Sachs Asset Management offers a broad spectrum of equity mutual funds that can help you weather market ups and downs. For more information on Goldman Sachs Funds, contact your investment professional.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Performance Summary
July 31, 1998 (Unaudited)

 The following graph shows the value as of July 31, 1998, of a $10,000 invest-ment made (with the maximum sales charge of 5.5%) in Class A shares on Decem-ber 1, 1992 (commencement of operations). For comparative purposes, the performance of the Fund's benchmarks (FT Euro-Pac Unhedged and Combined) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 INTERNATIONAL EQUITY FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED DECEMBER 1, 1992 TO JULY 31, 1998

 LOGO

GS-International Equity Class A
Inception Date 12/01/92
                FT Euro-Pac        FT Euro-Pac
                  Unhedged          Combined          Fund
                                                  ------------
DEC 1/92                 10,000         10,000       9,450
DEC                      10,054         10,057       9,547
JAN/93                   10,055         10,063       9,567
FEB                      10,401         10,256       9,780
MAR                      11,342         10,861       9,827
APR                      12,441         11,542       9,800
MAY                      12,790         11,635       9,980
JUNE                     12,458         11,550      10,000
JULY                     13,028         12,079      10,347
AUG                      13,680         12,578      10,827
SEPT                     13,301         12,223      10,580
OCT                      13,621         12,734      11,020
NOV                      12,377         11,676      10,820
DEC                      13,226         12,599      11,527
JAN/94                   14,399         13,498      12,067
FEB                      14,422         13,186      11,947
MAR                      13,871         12,519      11,273
APR                      14,439         12,878      11,567
MAY                      14,388         12,994      11,187
JUNE                     14,613         12,664      10,720
JULY                     14,725         12,857      10,987
AUG                      15,041         13,113      11,240
SEPT                     14,588         12,718      11,080
OCT                      15,081         13,148      11,167
NOV                      14,309         12,475      10,613
DEC                      14,434         12,584      10,736
JAN/95                   13,903         12,121      10,058
FEB                      13,774         12,008      10,203
MAR                      14,644         12,767      10,785
APR                      15,219         13,268      11,173
MAY                      15,003         13,079      11,117
JUNE                     14,703         12,818      11,394
JULY                     15,658         13,651      11,817
AUG                      15,046         13,117      11,734
SEPT                     15,317         13,353      12,253
OCT                      14,917         13,005      12,032
NOV                      15,362         13,392      12,108
DEC                      15,972         13,924      12,769
JAN/96                   16,042         13,986      12,942
FEB                      16,079         14,018      13,318
MAR                      16,416         14,311      13,807
APR                      16,963         14,788      14,229
MAY                      16,656         14,520      14,372
JUNE                     16,749         14,602      14,522
JULY                     16,228         14,147      14,214
AUG                      16,277         14,190      14,214
SEP                      16,714         14,572      14,522
OCT                      16,517         14,400      14,432
NOV                      17,150         14,951      15,019
DEC                      16,899         14,733      15,163
JAN/97                   16,244         14,161      14,691
FEB                      16,530         14,410      15,034
MAR                      16,522         14,404      15,262
APR                      16,596         14,468      15,361
MAY                      17,781         15,501      16,311
JUNE                     18,705         16,307      17,079
JULY                     18,960         16,529      17,748
AUG                      17,532         15,284      16,319
SEP                      18,451         16,085      17,239
OCT                      17,061         14,874      15,999
NOV                      16,807         14,652      15,756
DEC                      16,861         14,699      15,840
JAN '98                  17,667         15,402      16,326
FEB                      18,796         16,386      17,493
MAR                      19,326         16,848      18,522
APR                      19,531         17,027      18,785
MAY                      19,489         16,991      19,221
JUNE                     19,515         17,013      18,892
JULY                     19,640         17,122      18,892

                                SINCE INCEPTION
                                   OF CLASS     FIVE YEARS ONE YEAR SIX MONTHS
  AVERAGE ANNUAL TOTAL RETURN THROUGH JULY 31, 1998
  CLASS A (COMMENCED DECEMBER 1, 1992)
  Excluding sales charges                13.00%     12.79%    6.44%     15.72%
  Including sales charges                11.88%     11.52%    0.58%      9.33%
 -----------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1996)
  Excluding redemption charges           12.80%        n/a    5.88%     15.43%
  Including redemption charges           11.55%        n/a    0.59%     10.43%
 -----------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)(A)
  Excluding redemption charges            8.60%        n/a      n/a     15.44%
  Including redemption charges            7.52%        n/a      n/a     14.44%
 -----------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COM-
  MENCED FEBRUARY 7, 1996)               16.49%        n/a    7.11%     16.07%
 -----------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED
  MARCH 6, 1996)                         15.55%        n/a    6.59%     15.83%
 -----------------------------------------------------------------------------

 (a) Since inception represents cumulative total return since the class has not been in operation for a full 12 months.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Investments
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES    DESCRIPTION                                                  VALUE
 COMMON STOCKS - 91.9%
  AUSTRALIAN DOLLAR - 3.0%
  1,932,300 Fosters Brewing Group, LTD. (Alcohol)                  $  4,332,659
  201,616   Lend Lease Corp. (Financial Services)                     4,336,924
  799,370   Tab Corp Holdings, Ltd. (Entertainment & Leisure)         4,420,209
  1,624,193 Westpac Banking Corp. (Banks)                            10,274,056
  529,491   Woodside Petroleum, Ltd. (Oil & Gas Services)             2,557,875
  2,082,883 Woolworths, Ltd.* (Food & Grocery)                        6,328,320
                                                                   ------------
                                                                     32,250,043
 ------------------------------------------------------------------------------
  BRITISH POUND STERLING - 15.4%
  1,907,250 Electrocomponents* (Electronics)                         12,991,614
  1,823,632 Great Universal Stores PLC (Retail)                      21,448,116
  1,019,622 Hays PLC (Business Services)                             15,572,927
  807,416   Lloyds TSB Group PLC (Banks)                             10,933,805
  523,245   Misys PLC (Business Services)                            25,000,598
  4,925,620 Rentokil Initial PLC (Business Services)                 31,379,423
  1,241,744 Select Appointments Holdings PLC (Business Services)     20,851,852
  1,340,870 Siebe (Engineering)                                      24,181,052
                                                                   ------------
                                                                    162,359,387
 ------------------------------------------------------------------------------
  DANISH KRONE - 1.8%
  186,720   ISS International Service System (Business Services)     11,843,696
  52,750    Novo Nordisk A/S (Healthcare Management)                  6,980,109
                                                                   ------------
                                                                     18,823,805
 ------------------------------------------------------------------------------
  FRENCH FRANC - 12.0%
  127,524   Alcatel Alsthom (Cie Gen El) (Computers/Office)          25,331,647
  183,614   Dexia France (Financial Services)                        26,562,548
  221,874   Elf Aquitaine (Energy)                                   28,750,080
  233,990   SGS Thomson Microelectronics* (Electronics)              15,309,077
  128,585   Societe Generale (Financial Services)                    30,952,654
                                                                   ------------
                                                                    126,906,006
 ------------------------------------------------------------------------------
  HONG KONG DOLLAR - 1.2%
  2,816,037 Asia Satellite Telephone (Utility)                        4,506,531
  910,000   Cheung Kong Holdings, Ltd.*
            (Real Estate)                                             3,946,054
  1,348,500 Hong Kong Electric (Utility)                              4,229,019
                                                                   ------------
                                                                     12,681,604
 ------------------------------------------------------------------------------
  IRISH POUND - 3.6%
  1,892,987 Bank of Ireland (Banks)                                  38,364,220
 ------------------------------------------------------------------------------

  SHARES    DESCRIPTION                                                VALUE
 COMMON STOCKS - (CONTINUED)
  ITALIAN LIRA - 3.9%
  317,480   Arnoldo Mondadori Editore (Media & Communications)   $  3,741,545
  1,968,611 Telecom Italia Mobile (Di Risp Shares) (Utilities)      7,509,291
  4,540,340 Telecom Italia Mobile SPA (Utilities)                  30,269,796
                                                                 ------------
                                                                   41,520,632
 ----------------------------------------------------------------------------
  JAPANESE YEN - 18.6%
  298,959   Aderans Company, Ltd. (Retail)                          6,553,036
  562,265   Canon, Inc. (Computers/Office)                         12,830,000
  205,900   Circle K Japan Co. (Retail)                             6,876,622
  252       Hoya Corp. (Electronics)                                    8,660
  269,108   Inaba Denkisangyo (Electronics)                         2,735,367
  372,900   Itoen, Ltd. (Food & Beverages)                         12,943,978
  447,497   Kokuyo Company, Ltd. (Computers/Office)                 7,766,682
  339,776   Max Co. (Electronics)                                   2,842,822
  278,750   Mirai Industry Company, Ltd. (Electronics)              2,505,705
  2,709,790 Mitsui Marine & Fire (Insurance)                       14,052,984
  1,352,000 NGK Insulators, Ltd. (Auto Components)                 12,134,532
  127,742   Nintendo Corp., Ltd. (Entertainment & Leisure)         12,145,295
  106,000   Rohm Co. (Electronics)                                 11,426,774
  594,000   Sankyo Co.* (Financial Services)                       13,307,703
  32,600    Sanyo Shinpan Financial (Financial)                     1,215,005
  263,654   Shimachu Co. (Retail)                                   4,448,318
  203,311   SMC Corp. (Machinery)                                  15,239,188
  125,000   Sony Corp. (Electronics)                               10,622,667
  258,600   Takefuji Corp. (Financial Services)                    13,589,822
  158,037   TDK Corp.* (Consumer Goods)                            11,638,045
  957,000   Toppan Forms Company, Ltd. (Printing)                  11,759,017
  451,000   Yamanouchi Pharmaceutical (Pharmaceuticals)             9,339,960
                                                                 ------------
                                                                  195,982,182
 ----------------------------------------------------------------------------
  NETHERLANDS GUILDER - 9.9%
  404,459   Aegon NV (Insurance)                                   37,222,689
  153,048   Benckiser NV Class B* (Consumer Goods)                  9,056,907
  944,429   Verenigde Ned Vitgev Ver Bezit (Media &
            Communications)                                        40,162,422
  119,143   Wolters Kluwer (Media & Communications)                17,878,726
                                                                 ------------
                                                                  104,320,744
 ----------------------------------------------------------------------------
  NEW ZEALAND DOLLAR - 0.6%
  1,891,300 Telecom Corp. of New Zealand-IR (Utilities)             4,695,101
  482,900   Telecom Corp. of New Zealand (Utilities)                2,165,230
                                                                 ------------
                                                                    6,860,331
 ----------------------------------------------------------------------------

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES    DESCRIPTION                                             VALUE
 COMMON STOCKS - (CONTINUED)
  PORTUGUESE ESCUDO - 2.0%
  882,003   Electricidade de Portugal SA (Electronics)        $ 20,727,373
 -------------------------------------------------------------------------
  SINGAPORE DOLLAR - 0.3%
  1,644,266 Parkway Holdings (Conglomerate)                      2,780,919
 -------------------------------------------------------------------------
  SPANISH PESETA - 2.7%
  1,026,941 BancoSantander SA (Banks)                           29,016,928
  1,026,941 BancoSantander SA Rights exp. 09/30/98* (Banks)         40,773
                                                              ------------
                                                                29,057,701
 -------------------------------------------------------------------------
  SWEDISH KRONA - 9.5%
  767,839   Ericsson Telecommunications (Computers/Office)      21,538,396
  1,226,189 Foreningssparbank (Banks)                           36,631,893
  790,920   Securitas AB (Business Services)                    41,983,955
                                                              ------------
                                                               100,154,244
 -------------------------------------------------------------------------
  SWISS FRANC - 7.4%
  72,609    Adecco SA (Business Services)                       38,338,331
  9,678     Nestle SA (Food & Grocery)                          20,102,709
  11,852    Novartis AG (Healthcare Management)                 19,990,559
                                                              ------------
                                                                78,431,599
 -------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $801,065,939)                                         $971,220,790
 -------------------------------------------------------------------------
 PREFERRED STOCKS - 4.7%
  DEUTSCHEMARK - 4.7%
  106,792   Fresenius AG
            (Healthcare Management)                           $ 18,850,238
  336,459   Henkel KGAA--Vorzug (Chemical Products)             30,828,799
                                                              ------------
                                                              $ 49,679,037
 -------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (COST $36,684,988)                                          $ 49,679,037
 -------------------------------------------------------------------------

  PRINCIPAL   INTEREST      MATURITY
  AMOUNT        RATE          DATE           VALUE
 SHORT-TERM OBLIGATION - 6.3%
  State Street Bank & Trust Euro-
  Time Deposit
  $66,762,129   5.69%    08/03/98(b) $   66,762,129

 ---------------------------------
  TOTAL SHORT-TERM
  OBLIGATION
  (COST
  $66,762,129)      $   66,762,129
 ---------------------------------
  TOTAL INVESTMENTS
  (COST
  $904,513,056)(A)  $1,087,661,956
 ---------------------------------

  FEDERAL IN-
  COME TAX IN-
  FORMATION:
  Gross
   unrealized
   gain for
   investments
   in which
   value
   exceeds cost $232,891,928
  Gross
   unrealized
   loss for
   investments
   in which
   cost exceeds
   value         (51,320,983)
 ----------------------------
  Net
   unrealized
   gain         $181,570,945
 ----------------------------

  * Non-income producing security.
 (a) The aggregate cost for federal income tax purposes is $906,091,011.
 (b) A portion of this security is being segregated for extended settlement securities.
 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

   AS A % OF TOTAL
        NET ASSETS

  COMMON AND PREFERRED STOCK INDUSTRY CLASSIFICATIONS
  Alcohol                                               0.4%
  Auto Components                                       1.1
  Banks                                                11.9
  Business Services                                    17.5
  Chemical Products                                     2.9
  Computers/Office                                      6.4
  Conglomerate                                          0.3
  Consumer Goods                                        2.0
  Electronics                                           7.5
  Energy                                                2.7
  Engineering                                           2.3
  Entertainment & Leisure                               1.6
  Financial Services                                    8.5
  Food & Beverages                                      1.2
  Food & Grocery                                        2.5
  Healthcare Management                                 4.3
  Insurance                                             4.9
  Machinery                                             1.4
  Media & Communications                                5.8
  Oil & Gas Services                                    0.2
  Pharmaceuticals                                       0.9
  Printing                                              1.1
  Real Estate                                           0.4
  Retail                                                3.7
  Utilities                                             5.1
 -----------------------------------------------------------
  TOTAL COMMON AND PREFERRED
  STOCK                                                96.6%
 -----------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Assets and Liabilities
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
 ASSETS:

  Investment in securities, at value (identified cost
  $904,513,056)                                                  $1,087,661,956
  Cash, at value                                                        215,044
  Receivables:
  Investment securities sold                                         11,916,765
  Forward foreign currency exchange contracts                         6,095,753
  Fund shares sold                                                    9,425,523
  Dividends and interest, at value                                    1,328,766
  Other assets                                                          115,830
 ------------------------------------------------------------------------------
  TOTAL ASSETS                                                    1,116,759,637
 ------------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                                    14,445,435
  Forward foreign currency exchange contracts                         1,826,133
  Fund shares repurchased                                            41,427,690
  Amounts owed to affiliates                                          2,446,438
  Accrued expenses and other liabilities                                354,284
 ------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  60,499,980
 ------------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                                   831,414,641
  Accumulated undistributed net investment income                     2,261,577
  Accumulated undistributed net realized gain on investment
  and foreign currency transactions                                  37,725,603
  Net unrealized gain on investments and translation of
  assets and liabilities denominated in foreign currencies          184,857,836
 ------------------------------------------------------------------------------
  NET ASSETS                                                     $1,056,259,657
 ------------------------------------------------------------------------------

                                                     CLASS A   CLASS B CLASS C
 -----------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited shares
  authorized)                                     38,495,187 3,130,527 345,788
  Net asset and Class A redemption value per
  share(a)                                            $22.97    $22.74  $22.58
 -----------------------------------------------------------------------------

                                                      INSTITUTIONAL SERVICE
 --------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)           3,838,681 173,083
  Net asset value, offering and redemption price per
  share                                                      $23.18  $22.98
 --------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV X 1.0582) for Class A shares is $24.31. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Operations
For the Six Months Ended July 31, 1998 (Unaudited)
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  INVESTMENT INCOME:
  Dividends(a)                                                     $  8,658,965
  Interest                                                            1,025,426
 -------------------------------------------------------------------------------
  TOTAL INCOME                                                        9,684,391
 -------------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                     4,854,415
  Distribution fees                                                   1,298,909
  Authorized dealer service fees                                      1,122,203
  Transfer agent fees                                                   510,485
  Custodian fees                                                        768,667
  Registration fees                                                     123,291
  Professional fees                                                      32,167
  Trustee fees                                                            3,473
  Other                                                                  83,628
 -------------------------------------------------------------------------------
  TOTAL EXPENSES                                                      8,797,238
 -------------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by Goldman Sachs         (602,340)
 -------------------------------------------------------------------------------
  NET EXPENSES                                                        8,194,898
 -------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                               1,489,493
 -------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized gain from:
  Investment transactions                                            61,380,863
  Foreign currency related transactions                               3,957,902
  Net change in unrealized gain (loss) on:
  Investments                                                        64,636,867
  Translation of assets and liabilities denominated in foreign
  currencies                                                          3,410,256
 -------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
  FOREIGN CURRENCY TRANSACTIONS                                     133,385,888
 -------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $134,875,381
 -------------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $1,280,321.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Changes in Net Assets

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                       FOR THE
                                                              SIX MONTHS ENDED
                                                                 JULY 31, 1998
                                                                   (UNAUDITED)
  FROM OPERATIONS:
  Net investment income                                        $    1,489,493
  Net realized gain on investment and foreign currency re-
  lated transactions                                               65,338,765
  Net change in unrealized gain on investments and transla-
  tion of assets and liabilities denominated in foreign cur-
  rencies                                                          68,047,123
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             134,875,381
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                                858,573,771
  Cost of shares repurchased                                      (752,769,684)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM SHARE
  TRANSACTIONS                                                     105,804,087
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                                   240,679,468
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                                                815,580,189
 ------------------------------------------------------------------------------
  End of period                                                 $1,056,259,657
 ------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME               $    2,261,577
 ------------------------------------------------------------------------------

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Statement of Changes in Net Assets
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                 FOR THE
                                                              YEAR ENDED
                                                        JANUARY 31, 1998
  FROM OPERATIONS:
  Net investment loss                                    $  (1,986,413)
  Net realized gain on investment and foreign currency
  related transactions                                      32,896,260
  Net change in unrealized gain on investments and
  translation of assets and liabilities denominated in
  foreign currencies                                        36,728,856
 ----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        67,638,703
 ----------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Institutional shares                                          (161,909)
  In excess of net investment income
  Class A shares                                              (9,775,036)
  Class B shares                                                (638,453)
  Class C shares                                                 (58,050)
  Institutional shares                                          (846,352)
  Service shares                                                 (46,405)
  From net realized gain on investment and foreign
  currency transactions
  Class A shares                                             (28,622,667)
  Class B shares                                              (1,220,047)
  Institutional shares                                        (2,452,650)
  Service shares                                                 (23,952)
  In excess of net realized gain on investment and
  foreign currency transactions
  Class A shares                                             (11,721,395)
  Class B shares                                              (1,983,107)
  Class C shares                                                (189,719)
  Institutional shares                                          (688,031)
  Service shares                                                (139,091)
 ----------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                        (58,566,864)
 ----------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                          529,546,180
  Reinvestment of dividends and distributions                 50,151,260
  Cost of shares repurchased                                (397,718,119)
 ----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM SHARE
  TRANSACTIONS                                               181,979,321
 ----------------------------------------------------------------------------
  TOTAL INCREASE                                             191,051,160
 ----------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                                          624,529,029
 ----------------------------------------------------------------------------
  End of year                                              $ 815,580,189
 ----------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME          $     772,084
 ----------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      INCOME FROM
                               INVESTMENT OPERATIONS(E)                DISTRIBUTIONS TO SHAREHOLDERS
                              --------------------------- --------------------------------------------------------
                                           NET REALIZED
                                          AND UNREALIZED                            FROM NET       IN EXCESS OF
                                          GAIN (LOSS) ON                         REALIZED GAIN   NET REALIZED GAIN
                    NET ASSET    NET     INVESTMENTS AND             IN EXCESS   ON INVESTMENT     ON INVESTMENT   NET INCREASE
                     VALUE,   INVESTMENT     FOREIGN       FROM NET    OF NET     AND FOREIGN       AND FOREIGN     (DECREASE)
                    BEGINNING   INCOME   CURRENCY RELATED INVESTMENT INVESTMENT CURRENCY RELATED CURRENCY RELATED  IN NET ASSET
                    OF PERIOD   (LOSS)     TRANSACTIONS     INCOME     INCOME     TRANSACTIONS     TRANSACTIONS       VALUE
 FOR THE SIX MONTHS ENDED JULY 31 (UNAUDITED),
  1998 - Class A
  Shares             $19.85     $0.03         $3.09         $   --      $ --          $ --              $ --          $3.12
  1998 - Class B
  Shares              19.70     (0.02)         3.06             --        --            --                --           3.04
  1998 - Class C
  Shares              19.56     (0.02)         3.04             --        --            --                --           3.02
  1998 - Institu-
  tional Shares       19.97      0.07          3.14             --        --            --                --           3.21
  1998 - Service
  Shares              19.84      0.04          3.10             --        --            --                --           3.14
 FOR THE YEARS ENDED JANUARY 31,
  1998 - Class A
  Shares              19.32      0.03          2.04             --     (0.30)        (0.88)            (0.36)          0.53
  1998 - Class B
  Shares              19.24     (0.08)         2.02             --     (0.25)        (0.47)            (0.76)          0.46
  1998 - Class C
  Shares(b)           22.60     (0.04)        (1.38)            --     (0.38)           --             (1.24)         (3.04)
  1998 - Institu-
  tional Shares       19.40      0.10          2.11          (0.07)    (0.33)        (0.97)            (0.27)          0.57
  1998 - Service
  Shares              19.34      0.02          2.06             --     (0.35)        (0.18)            (1.05)          0.50
 ------------------------------------------------------------------------------------------------------------------------------
  1997 - Class A
  Shares              17.20      0.10          2.23             --        --         (0.21)               --           2.12
  1997 - Class B
  Shares(b)           18.91     (0.06)         0.60             --        --         (0.21)               --           0.33
  1997 - Institu-
  tional Shares(b)    17.45      0.04          2.15          (0.03)       --         (0.21)               --           1.95
  1997 - Service
  Shares(b)           17.70     (0.02)         1.87             --        --         (0.21)               --           1.64
 ------------------------------------------------------------------------------------------------------------------------------
  1996 - Class A
  Shares              14.52      0.13          4.00          (0.58)       --         (0.87)               --           2.68
 ------------------------------------------------------------------------------------------------------------------------------
  1995 - Class A
  Shares              18.10      0.06         (3.05)            --        --         (0.59)               --          (3.58)
 ------------------------------------------------------------------------------------------------------------------------------
  1994 - Class A
  Shares              14.35      0.05          3.70             --        --            --                --           3.75
 ------------------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class B, Class C, Institutional and Service share activity commenced on May 1, 1996, August 15, 1997, February 7, 1996 and March 6, 1996,
     respectively.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND


                                                                 RATIO OF
                                     NET ASSETS   RATIO OF    NET INVESTMENT
NET ASSET                PORTFOLIO   AT END OF  NET EXPENSES INCOME (LOSS) TO
VALUE, END    TOTAL      TURNOVER      PERIOD    TO AVERAGE    AVERAGE NET
OF PERIOD   RETURN(A)      RATE      (IN 000S)   NET ASSETS       ASSETS
            RATIOS ASSUMING NO VOLUNTARY WAIVER
               OF FEES OR EXPENSE LIMITATIONS
            -----------------------------------
                                           RATIO OF
                RATIO OF                NET INVESTMENT
NET ASSET     EXPENSES TO              INCOME (LOSS) TO
VALUE, END    AVERAGE NET                 AVERAGE NET
OF PERIOD        ASSETS                      ASSETS
  $22.97      15.72%(d)    38.86%(d)  $884,318      1.69%(c)        0.30%(c)
   22.74      15.43(d)     38.86(d)     71,193      2.21(c)        (0.21)(c)
   22.58      15.44(d)     38.86(d)      7,807      2.21(c)        (0.19)(c)
   23.18      16.07(d)     38.86(d)     88,965      1.10(c)         0.87(c)
   22.98      15.83(d)     38.86(d)      3,977      1.60(c)         0.38(c)
  $22.97                    1.82%(c)                    0.17%(c)
   22.74                    2.32(c)                    (0.32)(c)
   22.58                    2.32(c)                    (0.30)(c)
   23.18                    1.21(c)                     0.76(c)
   22.98                    1.71(c)                     0.27(c)
   19.85      11.12        40.82       697,590      1.67           (0.27)
   19.70      10.51        40.82        55,324      2.20           (0.90)
   19.56      (5.92)(d)    40.82         3,369      2.27(c)        (1.43)(c)
   19.97      11.82        40.82        56,263      1.08            0.30
   19.84      11.25        40.82         3,035      1.55           (0.36)
-----------------------------------------------------------------------------
   19.32      13.48        38.01       536,283      1.69           (0.07)
   19.24       2.83(d)     38.01        19,198      2.23(c)        (0.97)(c)
   19.40      12.53(d)     38.01        68,374      1.10(c)         0.43(c)
   19.34      10.42(d)     38.01           674      1.60(c)        (0.40)(c)
-----------------------------------------------------------------------------
   17.20      28.68        68.48       330,860      1.52            0.26
-----------------------------------------------------------------------------
   14.52     (16.65)       84.54       275,086      1.73            0.40
-----------------------------------------------------------------------------
   18.10      26.13        60.04       269,091      1.76            0.51
-----------------------------------------------------------------------------
   19.85                    1.80                       (0.40)
   19.70                    2.30                       (1.00)
   19.56                    2.37(c)                    (1.53)(c)
   19.97                    1.18                        0.20
   19.84                    1.65                       (0.46)
-----------------------------------------------------------------------------
   19.32                    1.88                       (0.26)
   19.24                    2.38(c)                    (1.12)(c)
   19.40                    1.25(c)                     0.28(c)
   19.34                    1.75(c)                    (0.55)(c)
-----------------------------------------------------------------------------
   17.20                    1.77                        0.01
-----------------------------------------------------------------------------
   14.52                    1.98                        0.15
-----------------------------------------------------------------------------
   18.10                    2.01                        0.26
-----------------------------------------------------------------------------

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements
July 31, 1998 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs International Equity Fund (the "Fund"). At July 31, 1998, the Fund offered five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Certain reclassifications have been made to the prior periods' amounts to conform with the current period presentation. Such reclassifications have no effect on previously reported net asset values of the Fund.

 A. INVESTMENT VALUATION -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the last sale price on valua-tion date or, if no sale occurs, the official bid price. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations and matrix pricing systems. Short-term debt obli-gations maturing in sixty days or less are valued at amortized cost. Re-stricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned. It is the Fund's policy, where necessary, to accrue for estimated capital gains taxes on ap-preciated foreign securities.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND

 C. FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) gains and losses between trade date and set-tlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund is authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions or to seek to increase total return. The Fund may enter into such contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. SHORT SECURITIES POSITIONS -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from capital, depending on the type of book / tax differences that may exist as well as timing differences associated with having different book and tax year ends.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)

 G. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are generally allocated to the funds based on each Fund's relative net assets.
   Class A, Class B and Class C shares bear all expenses and fees relating to the distribution and authorized dealer service plans. Each class of shares separately bears its respective class-specific transfer agency fees. Service shares separately bear a service class fee payable monthly to service organi-zations for their services.

 H. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 I. FUTURES CONTRACTS -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the respective futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
 3. AGREEMENTS

 Goldman Sachs Asset Management International ("GSAM International"), a sepa-rate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as the Fund's investment adviser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM International, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAM International is enti-tled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   For the six months ended July 31, 1998, Goldman Sachs voluntarily agreed to reduce or limit certain "Other Expenses" for the Fund (excluding management, service, distribution and authorized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions, transfer agent fees and extraordinary expenses) to the extent such expenses exceeded .20% of the average daily net assets of the Fund. Goldman Sachs has reimbursed ap-proximately $32,000 for the six months ended July 31, 1998. At July 31, 1998 approximately $32,000 is owed to the Fund. Effective September 1, 1998, this expense limitation was modified.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charge imposed and has advised the Fund that is retained approximately $1,295,000 during the six months ended July 31, 1998.
   The Trust, on behalf of the Fund, has adopted Distribution Plans (the "Dis-tribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's av-erage daily net assets attributable to Class A, Class B and Class C shares, respectively.
   For the six months ended July 31, 1998, the Distributor has voluntarily agreed to waive approximately $85,000 of 12b-1 fees attributable to the Class A shares and the Manager has agreed to waive $485,000 of its management fee. The Distributor and Manager may discontinue or modify these waivers in the future at their discretion.
   The Trust, on behalf of the Fund, has adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Autho-rized Dealers are compensated for providing personal and account maintenance services. The Fund pays a fee under its Dealer Service Plans equal, on an an-nual basis, to .25% of its average daily net assets attributable to Class A, Class B and Class C shares. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Effective September 1, 1998 fees charged for such transfer agent services are as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Class Shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   At July 31, 1998, the Fund owed approximately $833,000, $678,000, $595,000 and $340,000 for Management, Distribution, Authorized Dealer Service and Transfer Agent fees, respectively.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the six months ended July 31, 1998, were $467,117,906 and $361,854,286, respectively.
   At July 31, 1998, the Fund had the following outstanding forward foreign currency exchange contracts:

                                              VALUE ON
 FOREIGN CURRENCY                            SETTLEMENT    CURRENT    UNREALIZED
 SALE CONTRACTS                                 DATE        VALUE     GAIN (LOSS)
 ---------------------------------------------------------------------------------
 Deutsche Mark
 expiring 8/28/98                           $ 16,369,927 $ 16,907,095  $ (537,168)
 ---------------------------------------------------------------------------------
 British Pound
 expiring 9/29/98                             25,546,742   25,304,836     241,906
 expiring 10/29/98                            17,091,201   17,077,824      13,377
 ---------------------------------------------------------------------------------
 Hong Kong Dollar expiring 8/10/98            13,412,049   13,493,261     (81,212)
 ---------------------------------------------------------------------------------
 Japanese Yen expiring 9/22/98                51,292,606   49,578,226   1,714,380
 ---------------------------------------------------------------------------------
 Swiss Franc
 expiring 8/28/98                             28,307,429   28,577,086    (269,657)
 expiring 10/28/98                            28,364,138   28,788,763    (424,625)
 ---------------------------------------------------------------------------------
 TOTAL FOREIGN CURRENCY SALE CONTRACTS      $180,384,092 $179,727,091  $  657,001
 ---------------------------------------------------------------------------------
                                              VALUE ON
 FOREIGN CURRENCY                            SETTLEMENT    CURRENT    UNREALIZED
 PURCHASE CONTRACTS                             DATE        VALUE        GAIN
 ---------------------------------------------------------------------------------
 Deutsche Mark
  expiring 9/29/98                          $ 12,821,442 $ 13,050,695  $  229,253
 expiring 10/23/98                            60,007,973   60,253,115     245,142
 expiring 10/28/98                            28,364,138   28,574,572     210,434
 expiring 10/29/98                            17,091,201   17,240,186     148,985
 ---------------------------------------------------------------------------------
 TOTAL FOREIGN CURRENCY PURCHASE CONTRACTS  $118,284,754 $119,118,568  $  833,814
 ---------------------------------------------------------------------------------
                                              PURCHASE       SALE
 CROSS CURRENCY                               CURRENT      CURRENT    UNREALIZED
 CONTRACTS (PURCHASE/SALE)                     VALUE        VALUE        GAIN
 ---------------------------------------------------------------------------------
 CROSS CURRENCY SALE CONTRACT
 Deutsche Mark/British Pound
  expiring 10/29/98                         $ 14,269,712 $ 14,377,777  $  108,065
 ---------------------------------------------------------------------------------
 TOTAL FOREIGN CURRENCY PURCHASE CONTRACTS  $ 14,269,712 $ 14,377,777  $  108,065
 ---------------------------------------------------------------------------------

                                         GOLDMAN SACHS INTERNATIONAL EQUITY FUND
   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At July 31, 1998, the Fund had sufficient cash and securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" of $6,095,753 ($3,184,211 of realized gains relating to forward foreign currency exchange contracts closed but not settled as of July 31, 1998 and $2,911,542 of unrealized gains relating to open forward foreign currency exchange con-tracts as detailed in the previous table) and $1,826,133 (comprised of $513,471 of realized losses relating to forward foreign currency exchange contracts closed but not settled as of July 31, 1998 and $1,312,662 of unrealized losses relating to open forward foreign currency exchange con-tracts as detailed in the table above), respectively, in the accompanying Statement of Assets and Liabilities.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the six months ended July 31, 1998, the Fund did not have any borrowings under these facilities.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)

 6. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the six months ended July 31, 1998 and for the year ended January 31, 1998 are as follows:

                         FOR THE SIX MONTHS ENDED JULY 31, 1998    FOR THE YEAR ENDED JANUARY 31, 1998
                                       (UNAUDITED)
                             ---------------------------------------------------------------------------
                                     SHARES               DOLLARS            SHARES             DOLLARS
 -------------------------------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                     34,724,534  $        781,456,716        21,390,200  $      449,374,247
 Reinvestments of divi-
dends and distributions                  --                    --         2,340,540          44,048,417
 Shares repurchased             (31,378,942)         (711,063,703)      (16,346,724)       (341,975,833)
                             ---------------------------------------------------------------------------
                                  3,345,592            70,393,013         7,384,016         151,446,831
 -------------------------------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                        552,451            12,399,832         1,885,737          40,135,556
 Reinvestments of divi-
dends and distributions                  --                    --           191,836           3,585,408
 Shares repurchased                (229,971)           (5,110,211)         (267,333)         (5,559,324)
                             ---------------------------------------------------------------------------
                                    322,480             7,289,621         1,810,240          38,161,640
 -------------------------------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                      1,487,005            33,499,110           196,809           4,156,146
 Reinvestments of divi-
dends and distributions                  --                    --            10,477             194,343
 Shares repurchased              (1,313,427)          (29,717,332)          (35,076)           (669,597)
                             ---------------------------------------------------------------------------
                                    173,578             3,781,778           172,210           3,680,892
 -------------------------------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                      1,288,018            29,943,625         1,616,872          33,368,427
 Reinvestments of divi-
dends and distributions                  --                    --           110,699           2,113,646
 Shares repurchased                (267,314)           (6,076,351)       (2,433,763)        (49,275,451)
                             ---------------------------------------------------------------------------
                                  1,020,704            23,867,274          (706,192)        (13,793,378)
 -------------------------------------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                         55,251             1,274,488           118,403           2,511,804
 Reinvestments of divi-
dends and distributions                  --                    --            11,141             209,446
 Shares repurchased                 (35,121)             (802,087)          (11,421)           (237,914)
                             ---------------------------------------------------------------------------
                                     20,130               472,401           118,123           2,483,336
 -------------------------------------------------------------------------------------------------------
 NET INCREASE                     4,882,484  $        105,804,087         8,778,397  $      181,979,321
 -------------------------------------------------------------------------------------------------------

                                                      GOLDMAN SACHS FUND PROFILE

GOLDMAN SACHS INTERNATIONAL EQUITY FUND


THE GOLDMAN SACHS ADVANTAGE

When you invest in the Goldman Sachs International Equity Fund, you can capitalize on Goldman Sachs' history of excellence while benefiting from the firm's leadership in three areas:

1  Global Resources
   With professionals based in offices throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2  Fundamental Research
   Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3  Risk Management
   Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.


An Investment Idea for the Long Term

History has shown that a long-term plan that includes international stocks can help provide greater protection against market volatility over time than a portfolio that invests only in U.S. stocks.

Goldman Sachs International Equity Fund offers investors access to the benefits associated with international market diversification. The Fund seeks long-term capital growth, primarily through equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.


Target Your Needs

The Goldman Sachs International Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge./*/ (Please note: in general, greater returns are associated with greater risk.)

--------------------------------------------------------------------------------
Goldman Sachs Funds

                               ASSET ALLOCATION


Higher Risk/Return                                      Lower Risk/Return
--------------------------------------------------------------------------------
  INTERNATIONAL EQUITY     DOMESTIC EQUITY    FIXED INCOME     MONEY MARKET
  .  Goldman Sachs
     International
     Equity Fund


For More Information

To learn more about the Goldman Sachs International Equity Fund and other Goldman Sachs Funds, call your investment professional today.

/*/ The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT
ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004

TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard B. Strubel

OFFICERS
Douglas C. Grip, President
Jesse Cole, Vice President
James A. Fitzpatrick, Vice President
Anne Marcel, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds


This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation
(FDIC), the Federal Reserve Board, or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

Asia Growth Fund's, Emerging Markets Equity Fund's and International Equity Fund's investment in securities of foreign issuers and foreign currencies entails certain risks not customarily associated with investing in securities of U.S. issuers quoted in U.S. dollars. In particular, the securities market of emerging countries in which the Funds may invest without limit are less liquid, are subject to greater price volatility, have smaller market capitalizations, have problems with share registration and custody, have less government regulation, and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

Asia Growth Fund's, Japanese Equity Fund's, International Small Cap Equity Fund's and CORE International Equity Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both. Concentration of the Japanese Equity and Asia Growth Fund's assets in one or a few countries and currencies will subject the Fund to greater risk than if a Fund's assets were not geographically concentrated.

The stocks of smaller companies are often associated with higher risks, including greater volatility, than stocks of larger companies.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.

(C) Copyright 1998 Goldman, Sachs & Co. All rights reserved.
Date of first use: September 30, 1998

                                                            INTLSAR / 80K / 9-98